UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 28, 2025

Commission File Number	Exact Name of Registrant as Specified in
Charter; State or Other Jurisdiction of Incorporation; Address of Principal Executive Officers, and Zip Code; and
	Registrant's telephone Number, Including Area Code)			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PNW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On August 28, 2025, Pinnacle West Capital Corporation (the “Company”) entered into an amendment (the “Amendment”) to the forward sale agreements (the “Forward Sale Agreements”), dated as of February 28, 2024 and February 29, 2024, respectively, between the Company and Wells Fargo Bank, National Association. The Amendment provides for a December 31, 2026 settlement date for the Share Forward Transactions (as defined in the Amendment), subject to the terms of the Forward Sale Agreements.

The above summary of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

10.1	Pinnacle West
Amendment, dated as of August 28, 2025, to Forward Sale Agreement, dated as of February 28, 2024, and Additional Forward Sale Agreement, dated as of February 29, 2024, between the Company and Wells Fargo Bank, National Association

104	Pinnacle West	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: September 2, 2025	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer